UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 10, 2006
EASTON-BELL SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-123927 (Commission File Number)	20-1636283 (I.R.S. Employer Identification No.)

7855 Haskell Avenue, Suite 200
Van Nuys, California 91406
(Address of Principal Executive Offices, Zip Code)
(818) 781-1587
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Agreement - Anthony Palma
Agreement - Mark Tripp
Agreement - Dan Jelinek

EXPLANATORY NOTE
     This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Easton-Bell Sports, Inc. (the “Company”) on April 13, 2006 (the “Original Form 8-K”). This Amendment No. 1 supplements the Original Form 8-K with the information set forth below. All other information set forth in the Original Form 8-K is otherwise unchanged and is incorporated herein by reference.
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                    DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
     On June 20, 2006, the Company entered into employment agreements with Anthony Palma, its Chief Executive Officer, Mark Tripp, its Chief Financial Officer and Dan Jelinek, its President of Team Sports.
•	Pursuant to his agreement, Mr. Palma will serve as Chief Executive Officer of the Company for an initial three-year term, renewable thereafter on an annual basis. Mr. Palma’s compensation will consist of a base salary, an annual incentive award, and other benefits and perquisites. Mr. Palma will be entitled to severance payments and the right to require the purchase of certain of the Class B Common Units of Easton Bell Sports, LLC he holds if he is terminated by the Company other than for cause.
•	Pursuant to his agreement, Mr. Tripp will serve as Chief Financial Officer of the Company for an initial 18-month term, renewable thereafter on an annual basis. Mr. Tripp’s compensation will consist of a base salary, an annual incentive award, and other benefits and perquisites. Mr. Tripp will be entitled to severance payments if he is terminated by the Company other than for cause.
•	Pursuant to his agreement, Mr. Jelinek will serve as President of Team Sports of the Company for an initial 18-month term, renewable thereafter on an annual basis. Mr. Jelinek’s compensation will consist of a base salary, an annual incentive award, and other benefits and perquisites. Mr. Jelinek will be entitled to severance payments if he is terminated by the Company other than for cause.
     The foregoing descriptions of these employment agreements do not purport to be complete statements of the parties’ rights and obligations thereunder or complete explanations of the material terms thereof. The foregoing descriptions are qualified in their entirety by reference to the actual agreements, copies of which are attached hereto as Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4 and are incorporated by reference into these Items 1.01 and 5.02.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
     The following exhibits are furnished as part of this Current Report:

Exhibit No.	Description
10.2	Agreement, dated as of June 20, 2006, by and between Easton-Bell Sports, Inc. and Anthony Palma.

10.3	Agreement, dated as of June 20, 2006, by and between Easton-Bell Sports, Inc. and Mark Tripp.

10.4	Agreement, dated as of June 20, 2006, by and between Easton-Bell Sports, Inc. and Dan Jelinek.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTON-BELL SPORTS, INC.
June 23, 2006	By:	/s/ Mark Tripp
		Name:	Mark Tripp
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.2	Agreement, dated as of June 20, 2006, by and between Easton-Bell Sports, Inc. and Anthony Palma.

10.3	Agreement, dated as of June 20, 2006, by and between Easton-Bell Sports, Inc. and Mark Tripp.

10.4	Agreement, dated as of June 20, 2006, by and between Easton-Bell Sports, Inc. and Dan Jelinek.